UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

LIFEMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFMD	The Nasdaq Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	LFMDP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

Effective November 8, 2023, Bertrand Velge voluntarily resigned from his position as a member of the board of directors (the “Board”) of LifeMD, Inc. (the “Company”). Mr. Velge did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Long-Term Incentive Awards

Effective November 13, 2023, Chairman and Chief Executive Officer Justin Schreiber entered into a First Amendment to his Employment Agreement with LifeMD, Inc. (the “Company”). Mr. Schreiber received the following awards pursuant to the First Amendment: (i) 50,000 restricted shares of common stock, vesting on January 1, 2024; and (ii) a conditional grant of 50,000 shares of common stock, to be granted no later than November 13, 2024, subject to the availability of shares in the Company’s 2020 Equity and Incentive Plan, as amended, and subject to Mr. Schreiber having not been previously been terminated by the Company.

Any change in control of the Company will be contingent upon the concurrent award of the grant, described in (ii) above, as part of the closing. The awards may be forfeited for certain misconduct, in the sole discretion of the Board. In the event of a termination without cause or for good reason, or in the event of a change in control, 100% of awards granted will vest immediately.

The foregoing description of the long-term incentive awards does not purport to be complete and is qualified in its entirety by reference to Mr. Schreiber’s Employment Agreement and its First Amendment and the related Restricted Stock Award Agreement, which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Employment Agreement dated April 1, 2022 between Justin Schreiber and LifeMD, Inc.
10.2	First Amendment dated November 13, 2023 to the Employment Agreement between Justin Schreiber and LifeMD, Inc.
10.3	Restricted Stock Award Agreement dated November 13, 2023 between Justin Schreiber and LifeMD, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEMD, INC.

Dated:	November 14, 2023	By:	/s/ Eric Yecies
Eric Yecies
Chief Legal Officer and General Counsel